Exhibit 99.29

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 6.1260%


        Excess Protection Level
          3 Month Average   5.80%
          November, 1999   5.28%
          October, 1999   6.25%
          September, 1999   5.87%


        Cash Yield                                  18.33%


        Investor Charge Offs                         4.89%


        Base Rate                                    8.16%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,130,074,923.19